UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
August 11, 2014
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QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 700
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders
On August 11, 2014, Quality Systems, Inc. (“QSI”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”). QSI shareholders were asked to consider and vote upon the following four proposals:

1.	To elect nine persons to serve as directors of QSI;

2.	To conduct an advisory vote to approve the compensation of our named executive officers;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015; and

4.	To approve the Quality Systems, Inc. 2014 Employee Share Purchase Plan.
The results of the shareholder votes are set forth below.
QSI’s shareholders elected the following nominees to serve as directors of QSI for one year terms expiring at QSI’s 2015 Annual Meeting of Shareholders: Craig A. Barbarosh, George H. Bristol, James C. Malone, Jeffrey H. Margolis, Morris Panner, D. Russell Pflueger, Steven T. Plochocki, Sheldon Razin and Lance E. Rosenzweig. The tabulation of voting results for the election of directors is indicated below:

Proposal No. 1	For	Withheld
Election of Directors
Craig A. Barbarosh	45,380,279	767,170
George H. Bristol	45,379,849	767,600
James C. Malone	45,769,524	377,925
Jeffrey H. Margolis	45,768,720	378,729
Morris Panner	45,768,779	378,670
D. Russell Pflueger	45,369,473	777,976
Steven T. Plochocki	45,708,312	439,137
Sheldon Razin	45,685,876	461,573
Lance E. Rosenzweig	45,762,764	384,685
There were 11,488,011 broker non-votes for Proposal No. 1.
QSI’s shareholders approved a resolution approving on a non-binding, advisory basis, the compensation of QSI’s named executive officers as disclosed in the proxy statement for the Annual Meeting by the votes indicated below:

Proposal No. 2	For	Against	Abstain	Broker Non-Votes

Advisory vote approving the compensation of our named executive officers	45,556,315	308,912	282,222	11,488,011

QSI’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as QSI’s independent auditors for the fiscal year ending March 31, 2015 by the votes indicated below:

Proposal No. 3	For	Against	Abstain	Broker Non-Votes

Ratification of the appointment of PricewaterhouseCoopers LLP as QSI’s independent public accountants for the fiscal year ending March 31, 2015	57,508,543	92,870	34,047	0
QSI’s shareholders approved the Quality Systems, Inc. 2014 Employee Share Purchase Plan by the votes indicated below:

Proposal No. 4	For	Against	Abstain	Broker Non-Votes

Approval of the Quality Systems, Inc. 2014 Employee Share Purchase Plan	45,718,578	405,428	23,443	11,488,011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2014	QUALITY SYSTEMS, INC. By: /s/ Jocelyn A. Leavitt Jocelyn A. Leavitt Executive Vice President, General Counsel and Secretary